EXACTECH LOGO

COMMON STOCK                                                     COMMON STOCK
   NUMBER                                                            SHARES
                                  EXACTECH, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA
                                   COMMON STOCK
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                              CUSIP

This Certifies that


Is the owner of


  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 EACH OF
                                 EXACTECH, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent.
    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                  SECRETARY                         PRESIDENT
                                EXACTECH, INC.
                                  CORPORATE
                                    SEAL
                                    1985
                                   FLORIDA

COUNTERSIGNED:
   AMERICAN STOCK TRANSFER & TRUST COMPANY

BY                   TRANSFER AGENT

                     AUTHORIZED SIGNATURE

                                 EXACTECH, INC.

     The Corporation will furnish to any shareholder upon request and without charge a full statement of: (a) the designations, preferences, limitations, and relative rights of the shares of each class or series of capital stock authorized to be issued; (b) the variations in the relative rights, preferences and limitations between the shares of each such series; and (c) the authority of the Board of Directors to fix and determine variations for future series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    --   as tenants in common            UNIF GIFT MIN ACT --  ............ Custodian  ...........
TEN ENT    --   as tenants by the                                        (Cust)                 (Minor)
                entireties
JT TEN     --   as joint tenants with right of                        under Uniform Gifts to Minors Act ........
                survivorship and not as                                                                  (State)
                tenants in common
COM PROP   --   as community property

    Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE ______________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated: _______________________________________


                    ____________________________________________________________
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.